Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Principles of consolidation
(a)	Principles of consolidation

The consolidated financial statements include the financial statements of the Company and all of its subsidiaries. The Company consolidates companies in which it has controlling interest over 50%. All significant intercompany accounts, transactions and cash flows have been eliminated on consolidation.

Cash and cash equivalents
(b)	Cash and cash equivalents
Cash and cash equivalents include all cash balances and certificates of deposit having a maturity date of three months or less upon acquisition.
Short-term investments
(c)	Short-term investments

Short-term investments as of December 31, 2017 consisted of time deposits of more than three months and not exceeding twelve months duration held in commercial banks of $Nil (2016: $89,624).

Finance lease receivable
(d)	Finance lease receivable

Finance lease receivable is derived from sales of property, plant and equipment and is comprised of the minimum lease payments due on the direct financial lease. From April 1, 2012 to March 31, 2016, monthly interest income has been recognized in other income (expenses), net in the consolidated statement of comprehensive income based on principal balance of $14,000 at an annual interest rate of 10%. In 2017, there is no additional finance lease receivable.

Assets held for sale

(e)     Assets held for sale

Long-lived assets or asset groups that are part of a disposal group that meets the criteria to be classified as held for sale are not assessed for impairment but rather if fair value, less cost to sell, of the disposal group is less than its carrying value a loss is recorded against the disposal group.

                   No provision was recognized to write down assets held for sale to their fair values in 2015 and 2016.

Provision for bad debts
(f)	Provision for bad debts
No provision for bad debt was made in the years ended December 31, 2015, 2016 and 2017.
Long term investments	(g) Long term investments Long term investments as of December 31, 2017 consisted of time deposits of exceeding twelve months duration held in commercial banks of $2,319 (2016: $Nil).
Real estate properties under development, net
(h)	Real estate properties under development, net

Real estate properties under development, net are stated at the lower of carrying amounts or fair value less selling costs.

In accordance with ASC 360, “Property, Plant and Equipment” (“ASC 360”), real estate properties under development are subject to valuation adjustments when the carrying amount exceeds fair value. An impairment loss is recognized only if the carrying amount of the assets is not recoverable. An asset is not recoverable if the carrying amount exceeds the expected future cash flows to be derived from the asset on an undiscounted basis. The impairment loss is measured as the amount by which the asset’s carrying amount exceeds its fair value.

All land in PRC is owned by the PRC government. The government in the PRC, according to PRC law, may sell the right to use the land for a specified period of time. Thus, all of the Company’s land purchased in the PRC is considered to be leasehold land and is classified as real estate properties under development, net in the consolidated balance sheet. It is amortized on a straight-line basis over the respective term of the right to use the land.

The buildings and land use rights included in real estate properties under development have not been depreciated since June 1, 2016.

Property, plant and equipment
(i)	Property, plant and equipment

Property, plant and equipment are recorded at cost and include interest on funds borrowed to finance construction, if applicable. The cost of major improvements and betterments is capitalized whereas the cost of maintenance and repairs is expensed in the year incurred. Gains and losses from the disposal of property, plant and equipment and land use rights are included in the consolidated statement of comprehensive income.

The majority of the land in Hong Kong is owned by the government of Hong Kong which leases the land at public auction to non-governmental entities. All of the Company’s leasehold lands in Hong Kong have leases of not more than 50 years from the respective balance sheet dates. The cost of such leasehold land is amortized on a straight-line basis over the respective terms of the leases.

The Company computed depreciation expenses using the straight-line method over the following estimated useful lives:

Classification	Years
Buildings	20 years
Machinery and equipment	4 years
Leasehold improvements	shorter of lease term or 4 years
Furniture and fixtures	4 years
Motor vehicle	4 years

Impairment or disposal of long-lived assets
(j)	Impairment or disposal of long-lived assets

Long-lived assets other than goodwill are included in impairment evaluations when events and circumstances exist that indicate the carrying value of these assets may not be recoverable. In accordance with FASB ASC 360 “Property, Plant and Equipment”, the Company assesses the recoverability of the carrying value of long-lived assets by first grouping its long-lived assets with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities (the asset group) and, secondly, estimating the undiscounted future cash flows that are directly associated with and expected to arise from the use of and eventual disposition of such asset group. The Company estimates the undiscounted cash flows over the remaining useful life of the primary asset within the asset group. If the carrying value of the asset group exceeds the estimated undiscounted cash flows, the Company recognizes an impairment loss to the extent the carrying value of the long-lived asset exceeds its fair value. The Company determines fair value through quoted market prices in active markets or, if quotations of market prices are unavailable, through the performance of internal analysis using a discounted cash flow methodology or obtains external appraisals from independent valuation firms. The undiscounted and discounted cash flow analyses are based on a number of estimates and assumptions, including the expected period over which the asset will be utilized, projected future operating results of the asset group, discount rate and long-term growth rate.

Long-lived assets to be disposed of are stated at the lower of fair value and carrying value. Expected future operating losses from discontinued operations are recorded in the periods in which the losses are incurred.

In 2015, the Company assessed the impairment of its long-lived assets used in Shenzhen, by comparing external appraisals obtained from independent valuation firms with the carrying amounts of the assets. The results indicated the carrying amounts of the Company’s long-lived assets at December 31, 2015 were less than external appraisals obtained from independent valuation firms.

In 2016, the Company assessed the impairment of its long-lived assets used in Shenzhen and Wuxi, by comparing external appraisals obtained from independent valuation firms with the carrying amounts of the assets. The results indicated the carrying amounts of the Company’s long-lived assets at December 31, 2016 were less than external appraisals obtained from independent valuation firms.

In 2015 and 2016, no additional impairment loss was recognized to write down the long-lived assets to their fair values upon reclassification to assets held for sale.

However, in 2017, our management decided not to sell the long-lived assets in Wuxi that previously were classified as assets held for sale, thus the assets should be reclassified as property, plant, and equipment. According to FASB ASC 360-10-35-44 “a long-lived asset that is reclassified shall be measured individually at the lower of the following: a. its carrying amount before the asset was classified as held for sale, adjusted for any depreciation expense that would have been recognized had the asset been continuously classified as held and use, b. its fair value at the date of the subsequent decision not to sell.” Therefore, the assets in Wuxi is reclassified to the account of property, plant, and equipment and recorded at the amount of $20,164.

Accruals and provisions for loss contingencies
(k)	Accruals and provisions for loss contingencies

The Company makes provisions for all material loss contingencies when information available prior to the issuance of the consolidated financial statements indicates that it is probable that an asset has been impaired or a liability has been incurred at the date of the consolidated financial statements and the amount of loss can be reasonably estimated.

For provisions or accruals related to litigation, the Company makes provisions based on information from legal counsels and the best estimation of management. The Company assesses the potential liability for the significant legal proceedings in accordance with FASB ASC 450 “Contingencies”. FASB ASC 450 requires a liability to be recorded if the contingency loss is probable and the amount of loss can be reasonably estimated. The actual resolution of the contingency may differ from the Company’s estimates. If the contingency is settled for an amount greater than the estimate, a future charge to income would result. Likewise, if the contingency is settled for an amount that is less than the Company’s estimate, a future credit to income would result

Revenue recognition
(l)	Revenue recognition

The Company generates revenue from real-estate derived from its buildings held through its subsidiaries in Shenzhen.

Operation income includes minimum rents which are recognized on an accrual basis over the terms of the related leases on a straight-line basis. Lease revenue recognition commences when the lessee is given possession of the leased space and there are no contingencies offsetting the lessee’s obligation to pay rent.

Staff retirement plan costs
(m)	Staff retirement plan costs
The Company’s costs related to the staff retirement plans (see Note 12) are charged to the consolidated statement of comprehensive income as incurred.
Income taxes
(n)	Income taxes

Deferred income taxes are provided using the asset and liability method in accordance with FASB ASC 740 “Income Taxes”. Under this method, deferred income taxes are recognized for all significant temporary differences at enacted rates and classified as current or non-current based upon the classification of the related asset or liability in the consolidated financial statements or the expected date of reversal of the temporary differences. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all, the deferred tax asset will not be realized.

FASB ASC 740 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements, and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides accounting guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Interest and penalties from tax assessments, if any, are included in income taxes in the consolidated statement of comprehensive income.

Foreign currency transactions and translations
(o)	Foreign currency transactions and translations

All transactions in currencies other than functional currencies during the year are translated at the exchange rates prevailing on the respective transaction dates. Monetary assets and liabilities existing at the balance sheet date denominated in currencies other than functional currencies are remeasured at the exchange rates existing on that date. Exchange differences are recorded in the consolidated statement of comprehensive income.

The functional currencies of the Company and its subsidiaries include the Renminbi, U.S. dollar and the Hong Kong dollar. Effective from April 1, 2015, the Company’s subsidiaries in China changed their functional currency from U.S. dollar to Renminbi. This change was made upon the progress of the property development projects in China causing the Company’s subsidiaries primary operating activities to be in Renminbi and making the Renminbi the currency of the economic environment in which the entities primarily generate and expend cash.

The financial statements of all subsidiaries are translated in accordance with FASB ASC 830 “Foreign Currency Matters”.

The financial statements and other financial data of the Company included in this annual report are presented in U.S. dollars. The business and operations of the Company are primarily conducted in China through its PRC subsidiaries. The functional currency of its PRC subsidiaries is Renminbi. The financial statements of its PRC subsidiaries are translated into U.S. dollars, using published exchange rates from banks in China, based on (i) year-end exchange rates or the rates of exchange ruling at the balance sheet date for assets and liabilities and (ii) average yearly exchange rates for income and expense items. Capital accounts are translated at historical exchange rates when the transactions occurred. The effects of foreign currency translation adjustments are included as a component of accumulated other comprehensive income (loss) in shareholders’ equity. The Company makes no representation that any Renminbi or U.S. dollar amounts could have been, or could be, converted into U.S. dollar or Renminbi, as the case may be, at any particular rate or at all.

Earnings per share
(p)	Earnings per share

Basic earnings per share is computed by dividing net income attributable to common shareholders by the weighted average number of common shares outstanding during the year.

Diluted earnings per share gives effect to all dilutive potential common shares outstanding during the year. The weighted average number of common shares outstanding is adjusted to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued.

Stock options
(q)	Stock options

The Company has three stock-based employee compensation plans, as more fully described in Note 10(b). The Company measures the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. That cost is recognized over the period during which an employee is required to provide service, the requisite service period (usually the vesting period), in exchange for the award. The grant-date fair value of employee share options and similar instruments are estimated using option-pricing models. If the award is modified after the grant date, incremental compensation cost is recognized in an amount equal to the excess of the fair value of the modified award over the fair value of the original award immediately before the modification.

Use of estimates
(r)	Use of estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include provision for bad debts, valuation allowance for deferred income tax assets, share-based compensation, useful lives of property, plant and equipment and intangible assets, and recovery of the carrying amounts of long-lived assets, assets held for sale and intangible assets.

Comprehensive (loss) income
(s)	Comprehensive (loss) income

Accumulated other comprehensive (loss) income represents principally foreign currency translation adjustments and is included in the consolidated statement of changes in equity.

Fair value
(t)	Fair value

The Company follows FASB ASC 820 “Fair Value Measurements and Disclosures” to measure its assets and liabilities.

Fair value is estimated by applying the following hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1 — Quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.

Level 2 — Observable inputs other than quoted prices in active markets for identical assets and liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 — Inputs that are generally unobservable and typically reflect management’s estimate of assumptions that market participants would use in pricing the asset or liability.

The carrying amounts of cash and cash equivalents, short term investment, other receivables, assets held for sale, accrued expenses and other payables, accounts payable, and dividend payable approximate their fair values due to the short term nature of these instruments.

The fair value of the Company’s assets held for sale is detailed in Note 3.

As of December 31, 2015, 2016 and 2017, the Company did not have any non-financial assets and liabilities that are recognized or disclosed at fair value in the consolidated financial statements, at least annually, on a recurring basis.

Leases
(u)	Leases

Leases have been classified as either capital or operating leases. Leases that transfer substantially all the benefits and risks incidental to the ownership of assets are accounted for as if there was an acquisition of an asset and incurrence of an obligation at the inception of the lease. All other leases are accounted for as operating leases wherein rental payments are expensed as incurred.

When the Company is the lessor, minimum contractual rental from leases is recognized on a straight-line basis over the noncancelable term of the lease. With respect to a particular lease, actual amounts billed in accordance with the lease during any given period may be higher or lower than the amount of rental revenue recognized for the period. Straight-line rental revenue commences when the customer assumes control of the leased premises. Accrued straight-line rents receivable represents the amount by which straight-line rental revenue exceeds rents currently billed in accordance with lease agreements. Contingent rental revenue is accrued when the contingency is removed.

Concentration of risk
(v)	Concentration of risk

The Company’s potential significant concentration of credit risk primarily consists of cash and cash equivalents and long term investments which are held by financial institutions in the PRC and international financial institutions outside of the PRC. As of December 31, 2017, the Company has $165,173 in cash and cash equivalents which are held by financial institutions in the PRC and international financial institutions outside of the PRC, respectively. PRC state-owned banks are subject to a series of risk control regulatory standards, and PRC bank regulatory authorities are empowered to take over the operation and management when any of those faces a material credit crisis. The Company does not foresee substantial credit risk with respect to cash and cash equivalents and short term investments held at the PRC state-owned banks. Based on the order of the State Council of the PRC (No.660): Deposit Insurance Regulation effective on May 1, 2015, the maximum amount of coverage is $76 (RMB 0.5 million) for deposits and foreign currency deposits in the same financial institutions. In the event of bankruptcy of one of the financial institutions in which the Company has deposits, deposits excess of $76 (RMB 0.5 million) shall be compensated from liquidation of the financial institution. By far, the Company’s cash is held as structured deposit or time deposits in financial institutions in the PRC and international financial institutions outside of the PRC.

Overall, the real estate market in China has shown signs of a continuous slow down. The Company’s results of operations are affected by a wide variety of macro factors, including changing economic, political, industry, business and financial conditions and affect by micro factors, including lack of experience handling the real estate development projects; the process of applying for the redevelopment of Gushu land with the government bodies, the demand for the Company’s real estate properties, and other risks associated with an enterprise operating mainly in the PRC.

Accordingly, the Company’s business, financial condition and results of operations are primarily influenced by the political, economic, legal environments and foreign currency exchange in the PRC and by the general state of the PRC economy and may be adversely affected by changes in social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation. As a result, the Company may experience significant fluctuations in future operating results due to the factors mentioned above. These fluctuations may result in volatility in the share price of the Company.

All the Company’s land development related applications are subject to government policies and regulations in the real estate market. However, the Company cannot provide assurance that it will obtain all the necessary approvals in accordance with its timetable. Furthermore, as this is the Company’s first venture into land development projects after the cessation of the LCM business, the Company may encounter industry-specific difficulties that result in losses as it progresses with development projects in Shenzhen.

The Company currently derives a majority of its income from rental and interest income. Any future reductions in the official cash deposit interest rates in China and Hong Kong could adversely impact its income and the total cash on hand will gradually decrease as more funds are being used for land development related expenditures for the land in Gushu and Guangming, Shenzhen.

Certain transactions of the Company are denominated in Renminbi, which is not freely convertible into foreign currencies. All foreign exchange transactions take place either through the Peoples Bank of China (“PBOC”) or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the PBOC. Approval of foreign currency payments by the PBOC or other institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts.

Recent changes in accounting standards
(w)	Recent changes in accounting standards

In January 2017, the FASB issued ASU No.2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business. This Update provides a more robust framework to use in determining when a set of assets and activities is a business and provides more consistency in applying the guidance, reduce the costs of application, and make the definition of a business more operable. For public business entities, this Update is effective for annual periods beginning after December 15, 2017, including interim periods within those periods. The adoption of ASU 2017-01 is not expected to have a material impact on the Company’s consolidated financial statements in 2018.

In January 2017, the FASB issued ASU No.2017-04, Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. This Update states an entity no longer will determine goodwill impairment by calculating the implied fair value of goodwill by assigning the fair value of a reporting unit to all of its assets and liabilities as if that reporting unit had been acquired in a business combination. Instead, an entity should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount, where Step 2 from the goodwill impairment test is eliminated. In addition, any reporting unit with a zero or negative carrying amount is no longer required to perform a qualitative assessment and, if it fails that qualitative test, to perform Step 2 of the goodwill impairment test. For public entity, this Update is effective for annual or any interim periods beginning after December 15, 2019. The Company is evaluating the new pronouncement to determine the impact it may have to its consolidated financial statements.

In February 2017, the FASB issued ASU No. 2017-05, other income-Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets. This Update includes guidance on the accounting for partial sales of nonfinancial assets, which are common in the real estate industry, and contributions of nonfinancial assets to a joint venture or other noncontrolled investee. This Update indicates income-producing real estate is considered in substance real estate and, therefore, is derecognized in accordance with industry-specific guidance. It also simplifies GAAP by eliminating several accounting differences between transactions involving assets and transactions involving businesses and requires an entity to initially measure a retained noncontrolling interest in a nonfinancial asset at fair value consistent with a how a retained noncontrolling interest in a business is measured. For public business entities, this Update is effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. The adoption of ASU 2017-05 is not expected to have a material impact on the Company’s consolidated financial statements in 2018.

In March 2017, the FASB issued ASU No. 2017-07, Compensation-Retirement Benefits (Topic 715): Improving the presentation of net periodic pension cost and net periodic postretirement benefit cost by adding a standard-setting project to provide additional guidance on the presentation of net benefit cost in the income statement and on the components eligible for capitalization in assets and requires that an employer report the service cost component in the same line item as other compensation costs arising from services rendered by the pertinent employees during the period. This Update requires additional disclosures, including the amount of net benefit cost recognized for each period for which a statement of income is presented. For public business entities, this Update is effective for annual reporting periods beginning after December 15, 2017, including interim reporting periods within that reporting period. The adoption of ASU 2017-07 is not expected to have a material impact on the Company’s consolidated financial statements in 2018.

In May 2017, the FASB issued ASU No. 2017-09, Stock Compensation (Topic 718): Scope of Modification Accounting. This Update provides guidance about which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting in Topic 718. The current disclosure requirements in Topic 718 apply regardless of whether an entity is required to apply modification accounting in this Update. This Update is effective for all entities for annual periods, and interim periods within those annual periods, beginning after December 15, 2017. Early adoption is permitted, including adoption in any interim period for public business entities for reporting periods for which financial statements have not yet been issued. The adoption of ASU 2017-09 is not expected to have a material impact on the Company’s consolidated financial statements in 2018

In May 2017, the FASB issued ASU No.2017-10, Service Concession Arrangements (Topic 853): Determining the Customer of the Operation Services. This Update clarifies the grantor is the customer of the operation services in all cases for those arrangements and enable more consistent application of other aspects of the revenue guidance. This Update is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The adoption of ASU 2017-10 is not expected to have a material impact on the Company’s consolidated financial statements in 2018.

In September 2017, the FASB issued ASU No. 2017-13, Revenue Recognition (Topic 605), Revenue from Contracts with Customers (Topic 606): Amendments to SEC paragraphs pursuant to the staff announcement at the July 20, 2017 EITF meeting and rescission of prior SEC staff announcements and observer comments. For public business entities, this Update is effective for annual reporting periods beginning after December 15, 2017, including interim reporting periods within that reporting period. The adoption of ASU 2017-13 is not expected to have a material impact on the Company’s consolidated financial statements in 2018.

In February 2016, the FASB issued ASU 2016-02, Lease (Subtopic 842): This Update to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. For public business entities, this Update is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. In January 2018, the FASB issued No. 2018-01, Land Easement Practical Expedient for Transition (Topic 842): Amendments of new leases guidance allows entities the option to apply the provisions of the new leases guidance at the effective date, without adjusting the comparative periods presented. This Update also simplifies the reporting and disclosures for lessors for certain leases in which they also provide related services. This Update allows lessors to not separate the nonlease components from the lease. For public business entities, this Update is effective for annual reporting periods beginning after December 15, 2018. The Company is evaluating the new pronouncement to determine the impact it may have to its consolidated financial statements.